Barclays capital CEO Energy/Power Conference

September 5, 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance. 2

BUSINESS MODEL STRONG—- (5% to 7% growth) . . . . 3 Financial Use NOLs to Eliminate Need for “Block” Equity Grow Operating Cash Flow and EPS 5%—7% Business Invest in Utility Create Jobs Enhance Customer Value Improve Environment Reduce O&M Base Rate Increases ^ Inflation Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations . . . . and sustainable with moderate rate increases ^ inflation.

MODEL . . .. . 4 Investment Enablers Self-Imposed Limits Risk Mitigation RESULTS – Consistent Strong Performance . . . . unchanged.

ENABLER—- Needed Capital Investment . . . . (CHART) 5 . . . . grows rate base. 2012 – 2016 Plan $6.6 Billion

6 (CHART) Up to 1,500 MW Shortfall 0 . . . . need looms. ENABLER—- Capacity . . . .

SELF-LIMIT—- Capital Investment . . . . 7 . . . . held down for sustainable customer “base rate” increases. 2012 – 2016 Plan Customer rates <2% >4% Opportunity Level $6.6 Billion Faster smart grid Pipe replacements Pole replacements New gas generation × $10 Billion

SELF-LIMIT—- Customer Rate . . . . Renewable surcharge down 85% Headcount – down 7% Health care sharing at 70/30 Labor agreements Productivity up 35% Western coal at 97% O&M cost down 6% in 2012 8 . . . . competitiveness important to the Company. Rate Competiveness Electric (CHART) Base & Surcharges Fuel Rate Reduction Actions Gas (2)% 3% Inflation <1% 1%

2011 over 2006 Electric Non-Fuel O&M Cost ENABLER—- Recent Cost Performance . . . . Three voluntary separation programs Pension prefunding Health care sharing Labor agreements SAP efficiencies Productivity up 35% 9 . . . . best in class. 0% Peer Average up 7% Examples of Cost Reductions             Source: SNL data service

ENABLER—- 2011 Electric Costs . . . . 10 . . . . among the best. 18% Peer Average 22%             Source: SNL data service O&M % Revenue 2% Peer Average 5% Overhead % Revenue

ENABLER—- Future Cost Performance . . . . Consolidating field offices Employee productivity “Classic 7” mothballing Smart Grid Uncollectible account improvements Lower benefit costs 11 . . . . continues to provide sustainable EPS growth. Future O&M Cost Examples of Cost Reductions             Source: SNL data service Flat -6% 2012 2013-2017

ENABLER—- Manage Work . . . . (CHART) . . . . to maximize results for customers and investors. 2012 Adjusted EPS $1.52- $1.55 Warm Winter Recovery $1.52- $1.55 Hot Summer -13¢ -13¢ Customer Reinvestment 12 +13¢ Increased tree trimming 2¢ Generating plant maintenance 3 System hardening 3+ Total reinvestment 7¢ 8¢+ Lower financing & benefit costs 4¢ Lower overhead 4 Efficiencies & other 5 Total recovery 13¢ 13¢

13 ENABLER—- Regulatory Strategy . . . . Michigan investment (jobs) Customer base rates ^ inflation Rate “offsets” Communication and alignment . . . . balances customer interests and investor certainty. 13

Michigan Public Service Commission 14 Recent Organizational Changes: Commissioners Chair: John Quackenbush (7-17) Orjiakor Isiogu (7-13) Greg White (7-15) Michael O’Brien Chief of Staff Gary Kitts Executive Director Bill Stosik Director, Financial Analysis Brian Ballinger Director, Operations Dan Blair Director, Regulated Energy Paul Proudfoot Director, Electric Reliability

ENABLER—- Sales Recovery . . . . 15 Electric Salesa Electric Salesa vs Prior Years . . . . adds rate “headroom”. (CHART) 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Up 9% 1983 & 1984 Up 5% 2010 to 2012 2012 (CHART)             a Weather adjusted -6% +8% +2% +5% First Half 2012 Resid +0.6% Comm +1.1 Indust +7.5 Total +3.0

16 MODEL . .. . . Investment Enablers Self-Imposed Limits Risk Mitigation RESULTS – Consistent Strong Performance . . . . works.

RESULTS—- EPSa and Dividend Growth . . . . 17 . . . . provide for strong TSR. (CHART) $0.81 b             a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock $1.55 $1.52 7% 5% (CHART) Payout 0% 25% 30% 40% 49% 58% 62% 32% 27% 14% 39% 80% EPS Dividend 8% CAGR (Peer Average = 4% Growth) Int’l sale

RESULTS—- Total Shareowner Return . . . . Predictable and visible earnings growth Affordable, sustainable rates Customer focus Needed investment Regulatory support Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation 18 . . . . 9% to 11%. Investment Considerations TSR 9% to 11% EPS Growth Dividend Yield

Key Takeaways . . . . On track for 10th consecutive year of consistent, attractive financial performance Transparent Utility investment plan benefits customers and shareowners Mounting evidence of constructive regulatory environment Michigan economy continues improvement Growing cash flow enables common dividend to grow as earnings grow 19 . . . . strong customer and investor performance.

APPENDIX

Michigan Energy Law . . . . 21 Growth Renewable energy plan Energy optimization Speed File and implement ratemaking Forward test year Risk Mitigation Retail open access cap Decoupling . . . . enables timely rate recovery and mitigates risks. Regulation John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 2008 Law

Michigan Legislative Proposals . . . . Require a 25% renewable portfolio standard by 2025 Repeal state emergency financial manager Allow construction of eight new casinos Enshrine collective bargaining in constitution Allow home health care workers to unionize Stop the new international bridge Require a two-thirds vote to raise taxes House Bill 5503, by Rep. Mike Shirkey: Estimated 38% cap by 2016 House Bill 5733, by Rep. Ken Horn: Returns to full regulation The bills will “sit side by side on a shelf.” Representative Ken Horn, Chairman of the House Energy & Technology Committee 22 Retail Open Access Cap Seven Ballot Proposals . . . . are costly to customers.

Rate Case Timeline 23 2008 2009 Frequent and streamlined rate case strategy continues. 2010 2011 2012 2008 2009 2010 2011 2012 Filed $214 M Increase Final Order $139 M Self- implement $179 M ELECTRIC GAS Filed $178 M Increase Self- implement $150 M Final Order $146 M Filed $195 M Increase Self- implement $118 M Filed $114 M Increase Self- implement $89 M Final Order $66 M Filed $55 M Increase Final Order Settled $31 M Filed $49 M Increase 78% 97% 74% New Energy Law Self- implement $23 M Final Order Settled $16 M Final Order $118 M 100% 70%

Balanced Generation – Capacity Fuel Mix 24 (CHART) (CHART) Present 2016 (CHART) (CHART) (CHART) Today

$1.5 Billion Environmental Investment . . . . 25 . . . . to comply with state and federal laws and regulations. 2012 – 2016 (bils) 2012 – 2016 (bils) Air NOx $0.1 SO2 0.7 Mercury 0.4 Water 0.1 Solid Waste 0.2 Total $1.5 Expenditures Clean Air Standards Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed Already achieving compliance Mercury and Air Toxics Standard (MATS) Largest five coal units planned to be controlled – around 2,000 MW Retirement or mothballing of smaller coal plants – 950 MW

Renewable Energy Investment Plans . . . . 26 Michigan energy law requires: 10% renewables by 2015 Purchase 50% and build 50% 20-year levelized surcharge Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years $235 million, Lake Winds Energy Park under construction . . . . at lower customer costs while maintaining investment.

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Michigan’s Economy Recovering . . . . 28 . . . . quicker than anticipated. U.S. Auto Sales             Source: Wardsauto; J.D. Power and LMC Automotive Source: Wardsauto; J.D. Power and LMC Automotive Source: Wardsauto; J.D. Power and LMC Automotive Unemployment Improvements             Source: Bureau of Labor Statistics % 8% (CHART) 14.2

Federal Tax Benefits 29 No need for equity (dilution) through 2016. (CHART) Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0 “Block” Equity 0 0 0 0 0 0 Net NOLs and Credits

Liquidity (as of 6/30/12) . . . . 30 . . . . strong and conservative. Thicker liquidity than peers Pre-funding Robust backup plan Availability Parent Debt Strategy (CHART) CMS Energy 5-year revolver—2016 Consumers Energy 5-year revolver—2016 5-year revolver—2017 A/R Facility—2012 Cash $523 mils 497 150 250 187 $1.6 Billion 32% Market Cap a             a As of 3/31/12, comparing 18% for peers

2012 Sensitivities . . . . 31             * Less than 0.5¢ or $500,000 a Reflect 2012 sales forecast; weather adjusted Annual Impact Annual Impact Annual Impact Sensitivity EPS OCF (mils) Sales aElectric (38,154 Gwh)Gas (283 Bcf) + 1% + 1 + $0.05+ 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 * 15 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized)Electric (10.3%)Gas (10.3%) + 20 bps + 20 + 0.02+ 0.01 + 10 + 4 – + – + . . . . on strong performance.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES

AS OF 07/31/12

Reflects early redemption 07/16/12 of $150MM CMS Floating Sr Notes, borrowing of $150MM under CMS Term Loan,

$10MM borrowed under Barclay Revolver (CMS), and borrowing of $350MM under CECo Term Loan

Maturity Amount

F/V S/U or Call Date (000’s) DEBT/ CO

SHORT-TERM DEBT:

V U 03/23/13 $ 350,000 $350MM Term Loan (CECo)

F U SHORT-TERM 172,500 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)

$ 522,500

LONG-TERM DEBT:

F S 02/15/14 $ 200,000 6% FMBs (CECo)

F U 05/15/14 250,000 2.75% Sr Notes (CMS)

$ 450,000

F S 03/15/15 $ 225,000 5% FMBs Series N (CECo)

F U 09/30/15 250,000 4.25% Sr Notes (CMS)

F S 10/15/15 50,000 2.60% FMBs (CECo)

F U 12/15/15 125,000 6.875% Sr Notes (CMS)

$ 650,000

V S 03/31/16 $ 35,000 Barclay Revolver (CMS)

F S 08/15/16 350,000 5.5% Series M FMBs (CECo)

V U 12/15/16 180,000 $180MM Term Loan (CMS)

$ 565,000

F S 02/15/17 $ 250,000 5.15% FMBs (CECo)

F U 07/17/17 250,000 6.55% Sr Notes (CMS)

F S 10/15/17 100,000 3.21% FMBs (CECo)

F U 02/15/18 250,000 5.05% Sr Notes (CMS)

F S 03/01/18 180,000 6.875% Sr Notes (CECo)

V S 04/15/18 67,700 VRDBs to replace PCRBs (CECo)

F S 09/15/18 250,000 5.65% FMBs (CECo)

F S 03/15/19 350,000 6.125% FMBs (CECo)

F U 06/15/19 300,000 8.75% Sr Notes (CMS)

F S 09/15/19 500,000 6.70% FMBs (CECo)

F U 02/01/20 300,000 6.25% Sr Notes (CMS)

F S 04/15/20 300,000 5.65% FMBs (CECo)

F S 10/15/20 100,000 3.77% FMBs (CECo)

F U 03/15/22 300,000 5.05% Sr Notes (CMS)

F S 05/15/22 375,000 2.85% FMBs (CECo)

F S 09/01/22 250,000 5.30% FMBs (CECo)

V S 04/01/35 35,000 PCRBs (CECo)

F S 09/15/35 175,000 5.80% FMBs (CECo)

F S 09/01/40 50,000 6.17% FMBs (CECO)

F S 10/15/40 50,000 4.97% FMBs (CECo)

$ 4,432,700

$ 6,620,200 TOTAL

Various Maturity Dates/No Maturity Date Available:

$ 143,306 CECo Securitization Bonds after 07/20/12 payment

178,731 CECo Capital lease rental commitments as of 06/30/12

458,218 EnerBank Discount Brokered CDs as of 06/30/12 (CMS)

(15,034) CMS Net unamortized discount as of 06/30/12

(2,931) CECo Net unamortized discount as of 06/30/12

$ 7,382,491 GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

ELECTRIC REVENUE AND POWER COSTS ($ Millions)

Residential $1,678 $1,614 $1,387 $1,414 $1,326

Commercial 1,197 1,166 1,099 1,129 1,111

Industrial 784 749 677 810 775

Other 39 40 36 32 30

Total revenue from customers $3,698 $3,569 $3,199 $3,385 $3,242

Wholesale 21 20 19 22 23

Intersystem 43 99 94 113 92

Retail open access/direct access 91 54 31 15 15

Miscellaneous 60 60 64 59 71

Total electric utility revenue $3,913 $3,802 $3,407 $3,594 $3,443

Fuel for electric generation $559 $520 $460 $483 $385

Purchased and interchange pow er 1,348 1,308 1,232 1,388 1,449

DEPRECIATION AND AMORTIZATION $412 $450 $441 $438 $397

OPERATING INCOME $712 $672 $488 $576 $413

NET INCOME $333 $303 $194 $271 $196

DELIVERIES (Million kWhs)

System sales

Residential 12,931 12,968 12,386 12,854 13,206

Commercial 10,903 11,026 11,211 11,969 12,384

Industrial 9,544 9,061 9,290 10,563 11,153

Other 224 235 230 225 231

Total sales to ultimate customers 33,602 33,290 33,117 35,611 36,974

Wholesale 332 325 328 333 496

Retail open access/direct access 3,901 4,079 2,326 1,541 1,364

Intersystem 1,349 1,394 1,277 1,176 1,329

Total electric system deliveries 39,184 39,088 37,048 38,661 40,163

AVERAGE ELECTRIC REVENUE (¢ per kWh)

Residential 12.98 12.45 11.20 11.00 10.04

Commerical 10.98 10.58 9.80 9.43 8.98

Industrial 8.21 8.27 7.29 7.67 6.95

Other 17.41 17.02 15.65 14.22 12.99

Total 11.01 10.72 9.66 9.51 8.77

ELECTRIC CUSTOMERS BILLED (At December 31)

Residential 1,571,319 1,569,183 1,566,980 1,584,752 1,575,386

Commercial 207,490 210,380 210,223 208,931 211,365

Industrial 8,691 8,881 8,770 8,505 8,619

Retail Open Access/Direct Access 1,078 1,095 861 642 642

Other 1,300 1,287 1,282 2,045 2,025

Total 1,789,878 1,790,826 1,788,116 1,804,875 1,798,037

AUTHORIZED RETURN ON EQUITY 10.70% 10.70% 10.70% 10.70% 11.15%

EARNED RETURN ON EQUITY-FINANCIAL 11.00% 10.60% 6.40%1 9.40% 7.50%

RATE BASE ($ Millions) $7,442 $6,815 $6,459 $6,175 $5,407

COOLING DEGREE DAYS 2

Normal degree days in calendar year 584 571 578 579 545

Actual degree days 767 884 379 542 773

Warmer (colder) than normal (%) 31 55 (34) (6) 42

Increase (decrease) from normal in:

Electric deliveries (millions of kWh) 513 855 (461) 146 736

1 9.1% excluding Big Rock Decommissioning refund

2 CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

FUEL COST ($ per MMBtu)

Coal 2.94 2.51 2.37 2.01 2.04

Oil 18.55 10.98 9.59 11.54 8.21

Gas 4.95 5.57 6.57 10.94 10.29

Nuclear 0.00 0.00 0.00 0.00 0.42

Weighted average for all fuels 3.18 2.71 2.56 2.47 2.07

FUEL COST FOR GENERATION (%)

Coal 83.5 88.2 90.6 81.0 97.9

Oil 2.1 3.3 2.5 4.1 9.1

Gas 14.3 8.4 6.8 14.6 0.9

Nuclear 0.0 0.0 0.0 0.0 2.2

Nox allow ances 0.1 0.1 0.1 0.3 (10.1)

POWER GENERATED (Millions of kWhs)

Coal 15,468 17,879 17,255 17,701 17,903

Oil 7 21 14 41 112

Gas 1,912 1,043 565 804 129

Nuclear 0 0 0 0 1,781

Renew able energy (hydro) 425 365 466 454 416

Net pumped storage 1 (365) (366) (303) (382) (478)

Total net generation 17,447 18,942 17,997 18,618 19,863

Purchased and interchange:

Non-utility generation 12,674 12,003 11,538 13,643 12,502

Net interchange pow er 6,825 6,045 6,925 6,653 8,009

Total net purchased and interchange pow er 19,499 18,048 18,463 20,296 20,511

Total net pow er supply 36,946 36,990 36,460 38,914 40,374

POWER GENERATED (%)

Total net generation 47.2 51.2 49.4 47.8 49.2

Non-utility generation 34.3 32.4 31.6 35.1 31.0

Net interchange pow er 18.5 16.3 19.0 17.1 19.8

Total net purchased and interchange pow er 52.8 48.8 50.6 52.2 50.8

Total net pow er supply 100.0 100.0 100.0 100.0 100.0

NET DEMONSTRATED CAPABILITY AT PEAK (M W)

Coal 2,823 2,828 2,850 2,850 2,841

Oil and gas 1,810 1,814 1,814 1,997 1,459

Combustion turbine 465 517 661 661 345

Nuclear 0 0 0 0 0

Renew able energy (hydro) 77 74 74 73 73

Pumped storage 955 955 955 955 955

Total ow ned generation 6,130 6,188 6,354 6,536 5,673

P&I pow er capability 2,458 3,058 2,600 3,050 3,627

Total ow ned and P&I 8,588 9,246 8,954 9,586 9,300

NET DEMONSTRATED CAPABILITY AT PEAK (%)

Total ow ned generation 71.4 66.9 71.0 68.2 61.0

P&I pow er capability 28.6 33.1 29.0 31.8 39.0

Total ow ned and P&I 100.0 100.0 100.0 100.0 100.0

Peak load (MW) 2 8,930 8,190 7,756 7,705 8,391

Reserve capacity (%) 4 11 17 22 12

Nameplate generating capacity (MW) at peak 6,784 6,784 6,784 6,784 6,784

Load factor (%) 3 50.8 55.3 55.9 59.2 56.3

Heat rate-average Btu of fuel per net kWh generated 10,214 10,132 10,072 10,201 10,198

1 Consumers’ portion of the Ludington pumped storage facility

2 Includes Retail Open Access customers

3 Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Gas Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

GAS REVENUE AND COST OF GAS ($ Millions)

Residential $1,655 $1,677 $1,808 $1,971 $1,823

Commercial 438 449 511 598 552

Industrial 89 88 101 124 113

Other 3 3 3 5 6

Total sales revenue $2,185 $2,217 $2,423 $2,698 $2,494

Transportation fees 60 53 48 45 44

Miscellaneous 95 84 85 84 83

Total gas utility revenue $2,340 $2,354 $2,556 $2,827 $2,621

Cost of gas sold 1,438 1,516 1,778 2,079 1,918

Gas utility revenue net of cost of gas $902 $838 $778 $748 $703

DEPRECIATION, DEPLETION AND AMORTIZATION $130 $122 $118 $136 $127

OPERATING INCOME $272 $252 $201 $190 $170

NET INCOME $130 $127 $96 $89 $87

SALES AND DELIVERIES (Bcf)

Residential 157 152 163 171 167

Commercial 50 47 52 57 55

Industrial 11 10 11 12 12

Other - - - - -

Total gas sales 1 218 209 226 240 234

Gas transportation deliveries 119 108 93 98 107

Total gas sales and transportation deliveries 337 317 319 338 341

GAS CUSTOMERS BILLED (at December 31)

Residential 1,579,835 1,576,520 1,574,246 1,577,863 1,580,586

Commercial 118,215 117,860 118,199 118,870 119,703

Industrial 6,721 6,938 7,073 6,961 7,014

Transportation 3,179 3,005 2,725 2,507 2,495

Total customers 1,707,950 1,704,323 1,702,243 1,706,201 1,709,798

AVERAGE GAS REVENUE ($ per Mcf)

Residential $10.54 $11.03 $11.09 $11.53 $10.93

Commercial 8.76 9.59 9.83 10.49 10.09

Industrial 8.09 9.17 9.18 10.33 9.62

Transportation 2 0.82 0.82 0.82 0.70 0.68

GAS SUPPLY (MMcf)

Gas Cost Recovery 188,177 170,575 206,866 208,296 216,843

Gas Customer Choice 48,224 38,806 31,498 24,177 19,520

Total 236,401 209,381 238,364 232,473 236,363

WORKING GAS STORAGE CAPACITY (Bcf) 142 142 142 142 143

AVERAGE COST OF GAS SOLD ($ per Mcf) 3

Gas Cost Recovery $6.02 $6.73 $7.66 $8.36 $7.91

Gas Customer Choice 6.30 7.27 7.98 9.99 9.79

AUTHORIZED RETURN ON EQUITY 10.50% 10.55% 10.55% 10.55% 10.75%

EARNED RETURN ON EQUITY-FINANCIAL 10.50% 10.90% 9.90% 9.20% 9.20%

RATE BASE ($ Millions) $3,110 $2,867 $2,778 $2,638 $2,444

HEATING DEGREE DAYS 4

Normal degree days in calendar year 6,678 6,731 6,732 6,741 6,767

Actual degree days 6,606 6,305 6,913 6,965 6,548

Colder (w armer) than normal (%) (1.1) (6.3) 2.7 3.3 (3.2)

Increase (decrease) from normal in:

Gas deliveries (Bcf) (0.4) (6.4) 4.8 4.1 (6.3)

1 Includes Gas Customer Choice sales

2 Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

3 Includes pipeline transportation charges

4 HDD base 65 degrees, seven w eather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Enterprises & EnerBank

Independent Power Production

Capacity

Ownership Gross In-Service Under LT

Plant Fuel Interest Capacity Year Contract State

Craven Wood 50% 50 1990 100% NC

DIG Natural Gas 100 710 2001 20 MI

Filer City Coal 50 73 1990 100 MI

Genesee Wood 50 40 1996 100 MI

Grayling Wood 50 38 1992 100 MI

MI Power Natural Gas 100 224 1999 59 MI

Net MW Owned by CMS 1,035

Michigan Power

(Livingston) Grayling

Filer City Genesee

EnerBank HQ

Michigan Power DIG

Renewables (Kalamazoo

River)

Other

Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
	1Q	2Q
Reported net income - GAAP	$67	$100

After-tax items:
Electric and gas utility	36	7
Enterprises	1	1
Corporate interest and other	—	—
Discontinued operations income	(7)	*

Adjusted income - non-GAAP	$97	$108

Average shares outstanding, basic	255.6	261.2
Average shares outstanding, diluted	266.9	268.2

Reported earnings per share - GAAP	$0.25	$0.37

After-tax items:
Electric and gas utility	0.14	0.03
Enterprises	0.01	*
Corporate interest and other	—	—
Discontinued operations income	(0.03)	*

Adjusted earnings per share - non-GAAP	$0.37	$0.40

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1